Subsequent Event	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Event
SUBSEQUENT EVENT
On December 19, 2013, we entered into a definitive tender offer agreement with Jazz and Jazz Italy, pursuant to which Jazz Italy made an offer to purchase all our outstanding ordinary shares and ADSs, each representing one ordinary share, at a purchase price of $57.00 per ordinary share and per ADS (without duplication for ordinary shares underlying ADSs). On February 21, 2014, Jazz Italy completed its tender offer, having acquired approximately 98 percent of our combined ordinary shares and ADSs. Jazz is now our indirect majority shareholder. We filed a Notice of Voluntary Delisting with The NASDAQ Stock Market on March 5, 2014, and trading in our ADSs on NASDAQ was suspended on March 7, 2014. See Note 1 entitled “Business and Basis of Presentation” for related discussion.
As a result of the closing of the tender offer, we incurred approximately €39 million in transaction-related expenses, including €18 million in investment banker fees and €11 million in payments to selected employees. In addition, under certain circumstances, selected employees of Gentium S.p.A. and its subsidiary Gentium GmbH are entitled to a change of control bonus of approximately €5 million, which may become due in the third and fourth quarters of 2014.
As of February 17, 2014, all outstanding option awards had been exercised and all ordinary shares issued upon such exercise had been subsequently tendered pursuant to the tender offer. Proceeds from exercise of stock options amount to approximately €13.00 million. In addition, all of our stock-based compensation plans and our 401(k) saving plan have been terminated.